Exhibit 10.1

PURCHASE AND SALE AGREEMENT
BETWEEN
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

AND
PACIFICA REAL ESTATE GROUP, LLC
360 Interlocken Parkway
Broomfield, Colorado 80021

May 5, 2011

Table of Contents

ARTICLE 1.    DEFINITIONS                                        1
ARTICLE 2.    PURCHASE AND SALE                                6
2.1.    Agreement to Sell and Purchase the Property                            6
2.2.    Permitted Exceptions                                        7
2.3.    Earnest Money                                        7
2.4.    Purchase Price                                            7
2.5.    Independent Contract Consideration                                8
2.6.    Closing                                            8
ARTICLE 3.    Purchaser's Inspection and Review Rights                        9
3.1.    Due Diligence Inspections                                    9
3.2.    Deliveries by Seller to Purchaser; Purchaser's Access to Property Records of Seller    10
3.3.    Condition of the Property                                    11
3.4.    Title and Survey                                        12
3.5.     Service Contracts; Management Agreement                            13
3.6.    Termination of Agreement                                    14
3.7.    Confidentiality                                        14
ARTICLE 4.    Representations, Warranties AND OTHER AGREEMENTS            15
4.1.    Representations and Warranties of Seller                            15
4.2.    Knowledge Defined                                        18
4.3.    Covenants and Agreements of Seller                                18
4.4.    Representations and Warranties of Purchaser                            20
ARTICLE 5.    CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS        20
5.1.    Seller's Closing Deliveries                                    20
5.2.    Purchaser's Closing Deliveries                                22
5.3.    Closing Costs                                            23
5.4.    Prorations and Credits                                        24
ARTICLE 6.    CONDITIONS TO CLOSING                                26
6.1.    Conditions Precedent to Purchaser's Obligations                        26
6.2.    Conditions Precedent to Seller's Obligations                            26
ARTICLE 7.    CASUALTY AND CONDEMNATION                            27
7.1.    Casualty                                            27
7.2.    Condemnation                                            28

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ARTICLE 8.    DEFAULT AND REMEDIES                                29
8.1.    Purchaser's Default                                        29
8.2.    Seller's Default                                        29
ARTICLE 9.    ASSIGNMENT                                        29
9.1.    Assignment                                            29
ARTICLE 10.    BROKERAGE COMMISSIONS                            30
10.1.    Broker                                                30
ARTICLE 11.    INDEMNIFICATION                                    30
11.1.    Indemnification by Seller                                    30
11.2.    Indemnification by Purchaser                                    31
11.3.    Limitations on Indemnification                                31
11.4.    Survival                                            31
11.5.    Indemnification as Sole Remedy                                31
ARTICLE 12.    MISCELLANEOUS                                    31
12.1.    Notices                                            31
12.2.    Possession                                            32
12.3.    Time Periods                                            33
12.4.    Publicity                                            33
12.5.    Discharge of Obligations                                    33
12.6.    Severability                                            33
12.7.    Construction                                            33
12.8.    Sale Notification Letters                                    33
12.9.    Access to Records Following Closing                            33
12.10.    Submission to Jurisdiction                                    34
12.11.    General Provisions                                        34
12.12.    Like-Kind Exchange                                        34
12.13.    Attorneys' Fees                                        35
12.14.    Counterparts                                            35
12.15.    Effective Agreement                                        35

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SCHEDULE OF EXHIBITS

Reference
Exhibit "A"	Description of Land	p. 1
Exhibit "B"	List of Personal Property	pp. 4-5
Exhibit "B-1"	List of Property Excluded from Personal Property	p. 4-5
Exhibit "C"	List of Existing Commission Agreements	p. 2 & § 4.1(g)
Exhibit "D"	Form of Escrow Agreement	p. 2
Exhibit "E"	Existing Environmental Report	p. 3
Exhibit "F"	Existing Survey	p. 3
Exhibit "G"	Leases	p. 4 & § 4.1(e)
Exhibit "H"	Title Exceptions	p. 4
Exhibit "I"	Exception Schedule	§ 4.1(d) & § 4.1(j)
Exhibit "J"	List of Service Contracts	p. 6 & §3.5
Exhibit "K" Exhibit “L” Exhibit “M”	Property Tax Appeals Form of Tenant Estoppel Certificate Form of Seller Estoppel Certificate	§ 4.1(i) p.6 p. 5; 4.3(e)

Schedule of Exhibits

SCHEDULE OF CLOSING DOCUMENTS

Schedule 1	Form of Assignment and Assumption of Leases, Security Deposit and Leasing Commission Obligations arising after Closing
Schedule 2	Form of Bill of Sale to Personal Property
Schedule 3	Form of Assignment and Assumption of Service Contracts
Schedule 4	Form of General Assignment of Seller's Interest in Intangible Property
Schedule 5	Form of Seller's Affidavit (for Purchaser's Title Insurance Purposes)
Schedule 6	Form of Seller's Certificate (as to Seller's Representations and Warranties)
Schedule 7	Form of Seller's FIRPTA Affidavit
Schedule 8	Form of Purchaser's Certificate (as to Purchaser's Representations and Warranties)

Schedule of Closing Documents

PURCHASE AND SALE AGREEMENT
360 Interlocken Parkway
THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), made and entered into this 5th day of May, 2011, by and between THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture ("Seller"), and PACIFICA REAL ESTATE GROUP, LLC, a California limited liability company (together with its permitted successors and assigns, "Purchaser").
W I T N E S S E T H:
WHEREAS, Seller desires to sell its fee simple estate in certain improved real property commonly known as "360 Interlocken Parkway" located at Broomfield, Boulder County, Colorado, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and
WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:
ARTICLE I.
DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:
"Additional Earnest Money" shall mean the sum of Two Hundred Thousand and No/100 ($200,000.00).
"Assignment and Assumption of Leases" shall mean the form of assignment and assumption of the Leases and obligations under the Commission Agreements to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as Schedule 1.
"Assignment and Assumption of Service Contracts" shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as Schedule 3.
"Basket Limitation" shall mean an amount equal to $50,000.00.
"Bill of Sale" shall mean the form of bill of sale to the Personal Property to be executed and delivered to Purchaser by Seller as to the Personal Property, at the Closing in the form attached hereto as Schedule 2.
"Broker" shall have the meaning ascribed thereto in Section 10.1 hereof.
"Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Georgia are authorized by law or executive action to close.

"Cap Limitation" shall mean an amount equal to five percent (5%) of the Purchase Price.
"Closing" shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.
"Closing Date" shall have the meaning ascribed thereto in Section 2.6 hereof.
"Closing Documents" shall mean any certificate, instrument or other document delivered pursuant to this Agreement.
"Commission Agreements" shall have the meaning ascribed thereto in Section 4.1(g) hereof, and such agreements are more particularly described on Exhibit "C" attached hereto and made a part hereof.
“Critical Tenants” shall mean the tenant under the AVNET Lease and either (i) the tenant under the Culver Lease or (ii) the tenant under the Lighthouse Lease.
"Due Diligence Deliveries" shall have the meaning ascribed thereto in Section 3.2 hereof.
"Due Diligence Material" shall have the meaning ascribed thereto in Section 3.7 hereof.
"Earnest Money" shall mean the Initial Earnest Money, together with any Additional Earnest Money actually paid by Purchaser to Escrow Agent hereunder, and further together with all interest which accrues thereon as provided in Section 2.3 hereof and in the Escrow Agreement.
"Effective Date" shall mean the date upon which each of Seller and Purchaser shall have delivered a fully executed counterpart of this Agreement to the other, which date shall be inserted in the space provided on the cover page and page 1 hereof. For the purposes of determining the Effective Date, a facsimile or other electronic signature shall be deemed an original signature.
"Environmental Law" shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.
"Escrow Agent" shall mean the Title Company, at its office at 200 Galleria Parkway, S.E., Suite 2060, Atlanta, Georgia 30339.
"Escrow Agreement" shall mean that certain Escrow Agreement in the form attached hereto as Exhibit "D" entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.
"Existing Environmental Reports" shall mean those certain reports, correspondence and related materials, if any, more particularly described on Exhibit "E" attached hereto and made a part hereof.
"Existing Survey" shall mean that certain survey with respect to the Land and the Improvements, if any, more particularly described on Exhibit "F" attached hereto and made a part hereof.

"FIRPTA Affidavit" shall mean the form of FIRPTA Affidavit to be executed and delivered to Purchaser at Closing by Seller as to the Land and Improvements in the form attached hereto as Schedule 7.
"First Title Notice" shall have the meaning ascribed thereto in Section 3.4 hereof.
"Fixed Credit Amount" shall have the meaning ascribed thereto in Section 5.4(e) hereof.
"General Assignment" shall mean an assignment by Seller of its interest in intangible property owned by Seller (being Seller's interest in the Intangible Property) and being conveyed as a part of the Property, to be executed by Seller at Closing, in the form attached hereto as Schedule 4 and made a part hereto.
"Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).
"Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and facilities, improvements and fixtures located on the Land.
"Initial Earnest Money" shall mean the sum of Two Hundred Thousand and No/100 ($200,000.00).
"Inspection Period" shall mean the period commencing on March 24, 2011, and expiring at 5:00 P.M. Eastern Daylight Saving Time on May 6, 2011.
"Intangible Property" shall mean all intangible property, if any, owned by Seller and related to the Land, the Improvements and the Personal Property, including without limitation, the rights and interests, if any, of Seller in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (iv) all of the right, title and interest of Seller in and to all Service Contracts that Purchaser agrees to assume (or is deemed to have agreed to assume).
"Land" shall mean that certain tract or parcel of real property located in Boulder County, Colorado, which is more particularly described on Exhibit "A" attached hereto, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.
"Late Notice Service Contracts" shall have the meaning ascribed thereto in Section 3.5 hereof.
"Lease" or "Leases" shall mean, individually, each of the leases, and collectively, all leases identified on Exhibit "G" attached hereto, and any amended or new leases entered into in accordance with Section 4.3(a) hereof.
"Losses" shall have the meaning ascribed thereto in Section 11.1 hereof.

"Management Agreement" shall mean that certain Management Agreement, dated as of October 1, 2008, between Seller, as "Owner," and Prime West Real Estate, Inc., as "Manager."
"Monetary Objection" or "Monetary Objections" shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, (d) any judgment of record (other than a judgment of record against any tenant under any Lease) against the Property in the county or other applicable jurisdiction in which the Property is located, (e) any other lien or other encumbrance affecting title to the Property which can be removed according to its terms by payment of a liquidated sum of money, excluding any such other liens or encumbrances which are (x) identified in clauses (a)-(d) in the definition of "Permitted Exceptions" or (y) are required to be removed by a tenant or other occupant under its Lease, and (f) Post Effective Date Encumbrances.
"Other Notices of Sale" shall have the meaning ascribed thereto in Section 5.1(p) hereof.
"Permitted Exceptions" shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to the Land and Improvements, (b) the Leases affecting the Land and Improvements, (c) such state of facts as would be disclosed by a current survey of the Land, (d) the matters set forth on Exhibit "H" attached hereto and made part hereof, and (e) such other easements, restrictions and encumbrances with respect to the Land and Improvements that do not constitute Monetary Objections, and that are approved (or are deemed approved) by Purchaser in accordance with the provisions of Section 3.4 hereof.
"Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Seller or which Seller deems proprietary [a listing of such excluded computer software being set forth on Exhibit "B‑1" attached hereto and made part hereof]), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on Exhibit "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Seller or Seller's property manager which Seller reasonably deems proprietary) relating to the Land and Improvements; provided, however, the property described on Exhibit "B-1" attached hereto and made a part hereof is expressly excluded from the definition of Personal Property. The Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller's business.
"Post Effective Date Encumbrances" shall mean all encumbrances to title to the Property, other than the matters identified in clauses (a)-(e) of the definition of "Monetary Objections" which first encumber title to the Property by act or omission of Seller or any of the Seller-Related Entities, which act or omission was committed or accrued after the Effective Date of this Agreement and in violation or breach by Seller or any Seller-Related Entity of this Agreement,
"Property" shall have the meaning ascribed thereto in Section 2.1 hereof.
"Purchase Price" shall be the amount specified in Section 2.4 hereof.

"Purchaser-Related Entities" shall have the meaning ascribed thereto in Section 11.1 hereof.
"Purchaser Waived Breach" shall have the meaning ascribed thereto in Section 11.3 hereof.
"Purchaser's Certificate" shall have the meaning ascribed thereto in Section 5.2(c) hereof.
"Purchaser's Counsel" shall mean Reicker, Pfau, Pyle & McRoy LLP, 1421 State Street, Suite B, Santa Barbara, California 93101, Attention: Michael E. Pfau.
"Real Estate Transfer Taxes" shall mean the transfer tax, excise tax, documentary stamp tax or similar tax (however denominated) which may be imposed by the state, county and/or municipality in which the Property is located and be payable in connection with the conveyance of the Property by Seller to Purchaser hereunder.
"Security Deposits" shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to the Leases.
“Seller Estoppel Certificate” shall have the meaning ascribed thereto in Section 4.3(e) hereof.
"Seller-Related Entities" shall have the meaning ascribed thereto in Section 11.2 hereof.
"Seller's Affidavit" shall mean the form of owner's affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as Schedule 5.
"Seller's Certificate" shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as Schedule 6.
"Seller's Counsel" shall mean Troutman Sanders LLP, Bank of America Plaza, Suite 5200, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, Attention: Leslie Fuller Secrest and Jennifer M. Duncan.
"Service Contracts" shall mean all those certain contracts and agreements more particularly described as Service Contracts on Exhibit "J" attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property, but excluding that certain contract related to elevator maintenance and repair which contract will be terminated by Seller at Closing.
"Special Warranty Deed" shall have the meaning ascribed thereto in Section 5.1(a).
"Subsequent Title Notice" shall have the meaning ascribed thereto in Section 3.4 hereof.
"Survey" shall have the meaning ascribed thereto in Section 3.4 hereof.
"Taxes" shall have the meaning ascribed thereto in Section 5.4(a) hereof.
"Tenant Estoppel Certificate" or “Tenant Estoppel Certificates” shall mean a certificate to be sought from each of the tenants under the Leases in substantially the form attached hereto as EXHIBIT "L".

"Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs.
"Tenant Notices of Sale" shall have the meaning ascribed thereto in Section 5.1(o) hereof.
"Title Company" shall mean Chicago Title Insurance Company.
"Title Commitment" shall have the meaning ascribed thereto in Section 3.4 hereof.
“Transfer Switch Proposal” shall have the meaning ascribed thereto in Section 5.4(g) hereof.
“Transfer Switch Work” shall have the meaning ascribed thereto in Section 5.4(g) hereof.

ARTICLE 2.
PURCHASE AND SALE

2.1Agreement to Sell and Purchase the Property. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the "Property"):

(a)the Land;

(b)the Improvements;

(c)all right, title and interest of Seller as "landlord" or "lessor" in and to the Leases, and any guaranties of the Leases;

(d)the Personal Property; and

(e)the Intangible Property.

2.2Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions subject to Purchaser's objection rights and Seller's cure obligations under Section 3.4 hereof. For avoidance of doubt, Purchaser may object under and in accordance with Section 3.4 of this Agreement to any of the title matters set forth in Exhibit “H” attached hereto.

2.3Earnest Money.

(a)On or before the day two (2) Business Days after the Effective Date, Purchaser shall deliver the Initial Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. Seller and Purchaser mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Initial Earnest Money with Escrow Agent; and that if Purchaser fails to timely deposit the Initial Earnest Money with Escrow Agent, this Agreement shall terminate, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

(b)If Purchaser has not previously terminated the Agreement pursuant to Section 3.6, then no later than two Business Days after the expiration of the Inspection Period, Purchaser shall deliver the

Additional Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Additional Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. Seller and Purchaser mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Additional Earnest Money with Escrow Agent; and that if Purchaser fails to timely deposit the Additional Earnest Money with Escrow Agent, this Agreement, at Seller's option, shall terminate, Escrow Agent shall return the Initial Earnest Money (and any interest earned thereon) to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

(c)The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. Interest and other income from time to time earned on the Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money (to the extent actually deposited by Purchaser with Escrow Agent as provided herein), and the Additional Earnest Money (to the extent actually deposited by Purchaser with Escrow Agent as provided herein) and all such interest and other income.

2.4Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be that amount equal to NINE MILLION ONE HUNDRED FIFTY THOUSAND NO/100 DOLLARS ($9,150,000.00 U.S.). The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

(a)The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and

(b)At Closing, the balance of the Purchase Price, after applying, as partial payment of the Purchase Price, the Earnest Money, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by Seller. If the amount due from Purchaser pursuant to this Agreement is not received by the Title Company on or before 2:00 p.m. local Atlanta, Georgia, time on the Closing Date, Purchaser shall reimburse Seller for loss of interest due to the inability to reinvest Seller's funds on the Closing Date, calculated at the rate of eight percent (8%) per annum (calculated on a per diem basis, using a 365-day year); provided, however, that if the amount due from Purchaser has not been received by the Title Company in immediately available funds by the close of business on such day, Purchaser shall be in default hereunder, and Seller may exercise any and all remedies available to Seller on account of such default. The provisions of the preceding sentence of this Section 2.4(b) shall survive the Closing.

2.5Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Earnest Money, concurrently with Purchaser's execution and delivery of this Agreement to Seller, Purchaser shall deliver to Seller Purchaser's check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

2.6Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held on or before the date (the "Outside Closing Date") forty-five (45) days after the expiration of the Inspection Period, or such earlier date after the expiration of the Inspection Period as is mutually agreed to by Seller and Purchaser (the "Closing Date"); provided, however, that said Outside Closing Date may be extended by Seller pursuant to Section 4.3(e) hereof. Subject to the foregoing, the Closing shall take place at an office in the metropolitan Atlanta, Georgia, area, and at such specific place, time and date (the "Closing Date") as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing. If Purchaser fails to give such notice of the Closing Date, the Closing shall be at the offices of the Title Company, 200 Galleria Parkway, S.E., Suite 2060, Atlanta, Georgia 30339, at 10:00 a.m. on the Outside Closing Date. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise. Seller and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the Closing Date.

ARTICLE 3.
PURCHASER'S INSPECTION AND REVIEW RIGHTS

3.1Due Diligence Inspections.

(a)From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property, to perform due diligence and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases, and, in each case, in compliance with the rights and obligations of Seller as landlord under the Leases. Purchaser's contact with any tenants of the Property shall be limited to customary tenant interviews, and Purchaser shall not have the right to interview any tenant under a Lease without providing Seller with an opportunity to jointly conduct such interview. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser's expense. Seller reserves the right to have a representative present at the time of making any such inspection. Purchaser shall notify Seller not less than one (1) Business Day in advance of making any such inspection, which notice may be given verbally to Darik Afshani at 770.243.8135 and either Michael T. Winn at 303.813.6475 or Chad L. Flynn at 303.813.6452 (by actually speaking with, and not by leaving a voicemail or other message for Darik Afshani and either Michael T. Winn or Chad L. Flynn.

(b)If the Closing is not consummated hereunder, Purchaser shall promptly deliver to Seller (if contractually permitted to do so) copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. Purchaser shall use commercially reasonable efforts to avoid any contractual obligations prohibiting the delivery to Seller of copies of such reports, surveys and information. This Section 3.1(b) shall survive the termination of this Agreement.

(c)To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which

Seller may incur (including, without limitation, reasonable attorney's fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such entry on the Property. Said indemnification shall not extend to pre-existing conditions merely discovered by Purchaser. Said indemnification agreement shall survive the Closing, or earlier termination of this Agreement, until the expiration of any applicable statute of limitations. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain commercial general liability insurance in an amount not less than $2,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser's behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

3.2Deliveries by Seller to Purchaser; Purchaser's Access to Property Records of Seller.

(a)Purchaser acknowledges and agrees that prior to the Effective Date, Seller delivered to Purchaser the following (the "Due Diligence Deliveries") (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):

(i)	Copies of current property tax bills with respect to the Property.

(ii)	Copies of operating statements for the past twenty-four (24) months with respect to the Property.

(iii)	Copies of the Leases and any guarantees relating thereto.

(iv)	Copies of the Commission Agreements.

(v)	A copy of the Existing Survey.

(vi)	Copies of all assignable Service Contracts currently in place.

(vii)	A copy of the Existing Environmental Report.

(viii)	Copies of all certificates of occupancy with respect to the Property which are in Seller's possession.

(b)From the Effective Date until the Closing Date, or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to Seller's existing non-confidential books, records and files relating to the Property, at the office of Seller at 6200 The Corners Parkway, Norcross, Georgia 30092, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in the possession of Seller), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, third party reports (other than the Existing Environmental Reports) obtained by Seller prior to or in connection with the acquisition of the Property by Seller, strategic plans for the Property, internal analyses, information regarding the marketing for sale of the Property, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary. Purchaser acknowledges and agrees, however, that Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, or if Purchaser or Seller elect to terminate the inspection rights of Purchaser under this Agreement, Purchaser shall promptly (and as a condition to the refund of the Earnest Money) return (or certify as having destroyed) all copies of materials copied from the books, records and files of Seller relating to the Property. It is understood and agreed that Seller shall not have any obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in the possession or control of Seller. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in the possession of Seller:

(i)
Tenant Information. Copies of any financial statements or other financial information of any tenant under the Lease (and the Lease guarantors, if any), written information relative to the tenants' payment histories, and tenant correspondence, to the extent Seller has the same in its possession;

(ii)	Plans. All available construction plans and specifications in the possession of Seller relating to the development, condition, repair and maintenance of the Property;

(iii)	Permits; Licenses. Copies of any permits, licenses, or other similar documents in the possession of Seller relating to the use, occupancy or operation of the Property; and

(iv)	Operating Costs and Expenses. All available records of any operating costs and expenses for the Property in the possession of Seller which are not considered by Seller to be proprietary.

3.3Condition of the Property.

(a)Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an "AS IS" condition and "WITH ALL FAULTS," known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property. Effective as of the Closing and except as expressly set forth in this Agreement, Purchaser hereby waives and releases Seller and its officers, directors, shareholders, members, partners, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the Property.

(b)To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Seller and its officers, directors, shareholders, members, partners, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof (collectively, "Environmental Liabilities"); provided, however, that the foregoing release as it applies to Seller, its officers, directors, shareholders, members, partners, agents, affiliates and employees, shall not release Seller or its general partners or members from any Environmental Liabilities of (i) Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing, or (ii) the general partners or members of Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing. The terms and provisions of this Section 3.3 shall survive the Closing.

3.4Title and Survey. Within four (4) Business Days of the execution of this Agreement, Seller shall provided Purchaser with a preliminary title commitment with respect to the Property ("Title Commitment"). Promptly upon execution of this Agreement, Purchaser shall arrange, at its expense, for the preparation of one or more updates of the Existing Survey (such update, the "Survey"). Purchaser shall make copies of the Survey available to Seller promptly after Purchaser's receipt thereof. Purchaser shall have until the date which is five (5) Business Days prior to the end of the Inspection Period to give written notice (the "First Title Notice") to Seller's Counsel of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in the Survey or otherwise in Purchaser's examination of title. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice (a "Subsequent Title Notice") to Seller's Counsel of exceptions to title first appearing of record with respect to the Property after the effective date of the most recent previous Title Commitment or updated Title Commitment or matters of survey which matters of record or matters of survey would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to date of the initial Title Commitment or the initial Survey. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within three (3) Business Days after receipt of Purchaser's First Title Notice, Seller shall give written notice to Purchaser's Counsel informing the Purchaser of the election of Seller with respect to the objections in the First Title Notice. Within three (3) Business Days after receipt of any Subsequent Title Notice, Seller shall give written notice to Purchaser's Counsel informing the Purchaser of the election of Seller with respect to the objections in such Subsequent Title Notice. If Seller fails to give written notice of election within such three (3) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections) set forth in the First Title Notice or such Subsequent Title Notice, whichever is applicable. If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, (ii) if such exceptions are matters first appearing of record or first disclosed by any Survey or updated Title Commitment after the date of this Agreement, to terminate this Agreement, or (iii) to terminate this Agreement within two (2) Business Days after receipt of written notice from Seller either of the election of Seller not to attempt to cure any objection or of the determination of Seller, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or two (2) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) or (iii) above, Escrow Agent shall return the Earnest Money to Purchaser). If necessary, the Closing Date shall be extended to permit Purchaser and Seller the opportunity to avail themselves of the entire response periods set forth hereinabove. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose. All exceptions to title to which Purchaser fails to object in accordance with this Section 3.4, and all exceptions to title which Purchaser elects (or is deemed to have elected) to accept title to the applicable Property subject to, shall be deemed to be added to, be a part of, and included as "Permitted Exceptions".

3.5 Service Contracts; Management Agreement. On or before the last day of the Inspection Period, Purchaser will designate in a written notice to Seller which Service Contracts Purchaser will assume and which Service Contracts will be terminated by Seller at Closing; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume the obligations of Seller arising from and after Closing under, all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation; further provided, however, that if such written notice from Purchaser designating which Service Contracts are to be terminated by Seller at Closing is given less than thirty (30) days prior to the Closing Date, then Seller shall give notice under those Service Contracts which can be terminated by Seller upon no more than thirty (30) days prior notice without payment of a fee, premium, penalty or other form of early termination compensation (the "Late Notice Service Contracts"), and, in addition to assuming the obligations of Seller first accruing on or after Closing under all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation, Purchaser shall assume the obligations of Seller first accruing on or after Closing under the Late Notice Service Contracts through the effective date of such termination thereof; provided further, however, Seller shall be required to terminate all Service Contracts which are with any Seller-Related Entities. Subject to the foregoing, and taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts which Purchaser has designated will not be terminated. Subject to the foregoing, Seller, without cost to Purchaser, shall terminate at Closing the Management Agreement and all Service Contracts that are not so assumed. If Purchaser fails to notify Seller in writing on or before the last day of the Inspection Period of any Service Contracts that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Service Contracts, and to have waived its right to require Seller to terminate such Service Contracts at Closing.

3.6Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's permitted assignee. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6.

3.7Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser's engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any representatives of Seller or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of the books, records and files of Seller in respect of the Property, or otherwise (collectively, the "Due Diligence Material") shall be used solely for the purpose of determining whether the Property is suitable for Purchaser's acquisition and ownership thereof and for no other purpose whatsoever. Prior to Closing, the terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser and Purchaser's prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders, who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser's potential acquisition thereof; provided, however, that prior to the disclosure of any such information, Purchaser shall cause the intended recipient of any Due Diligence Material to execute and deliver to Seller a confidentiality agreement to be provided by Seller providing, among other things, that the recipient of such information shall hold any information derived from its review of the Due Diligence Material in strict confidence. Notwithstanding the foregoing, Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure of any of the Due Diligence Material by Purchaser to any individual or entity other than an appropriate representative of Purchaser and Purchaser's prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. The foregoing indemnity shall not extend to disclosure of any Due Diligence Material (i) as may be required by applicable law, or (ii) that is or becomes public knowledge other than by virtue of a breach of Purchaser's covenant under this Section 3.7. If Purchaser or Seller elect to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive any termination of this Agreement.

ARTICLE 4.
REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

(a)Organization, Authorization and Consents.

(i)
Seller has the right, power and authority to enter into this Agreement and to sell the Property in accordance with the terms and provisions of this Agreement, to engage in the transaction contemplated in this Agreement and to perform and observe all of the terms and provisions hereof.

(ii)	Seller is a duly organized and validly existing joint venture under the laws of the State of Georgia, whose joint venture partners are Wells Real Estate Fund IX, L.P., a Georgia limited partnership, Wells Real Estate Fund X, L.P., a Georgia limited partnership, Wells Real Estate Fund XI, L.P., a Georgia limited partnership and Piedmont Operating Partnership, LP, a Delaware limited partnership.

(iii)
Wells Real Estate Fund IX, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(iv)
Wells Real Estate Fund X, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(v)
Wells Real Estate Fund XI, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(vi)
Piedmont Operating Partnership, LP is a duly organized and validly existing limited partnership under the laws of the State of Delaware, whose sole general partner is Piedmont Office Realty Trust, Inc., a Maryland corporation.

(vii)	Wells Partners, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partner is Wells Capital, Inc.

(viii)	Wells Capital, Inc. is a duly organized and validly existing corporation under the laws of the State of Georgia.

(ix)	Piedmont Office Realty Trust, Inc. is a duly organized and validly existing corporation under the laws of the State of Maryland.

(b)Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c)No Violations of Agreements. To Seller's knowledge, neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

(d)Litigation. Except as disclosed on Exhibit "I" attached hereto, Seller has not received written notice of any pending or threatened suit, action or proceeding, which (i) if determined adversely to Seller, materially and adversely affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

(e)Existing Leases. Other than the Leases listed on Exhibit "G" attached hereto, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing. Copies of the Leases heretofore delivered or made available by Seller to Purchaser are true, correct and complete copies thereof in all material respects, and the Leases have not been amended except as evidenced by amendments similarly delivered and listed on Exhibit "G" attached hereto and constitute the entire agreement between Seller and the respective tenant thereunder.

(f)Right of First Offer or Right of First Refusal. No tenant of Seller, and no other person or entity, has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Property or any interest therein.

(g)Leasing Commissions. To Seller's knowledge, there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in Exhibit "C" attached hereto (the "Commission Agreements"), and all leasing commissions and brokerage fees accrued or due and payable under the Commission Agreements with respect to the Property as of the date hereof and at the Closing have been or shall be paid in full. Notwithstanding anything to the contrary contained herein, Purchaser shall be responsible for the payment of all leasing commissions payable for (a) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (b) the renewal, expansion or extension of any Lease existing as of the Effective Date and exercised or effected after the Effective Date.

(h)Management Agreement. Except for the Management Agreement, there is no agreement currently in effect relating to the management of the Property by any third-party management company; and such Management Agreement is terminable without penalty on or before the last day of the calendar month following thirty (30) days prior written notice of termination.

(i)Taxes and Assessments. Except as may be set forth on Exhibit "K" attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

(j)Compliance with Laws. To Seller's knowledge, and except as set forth on Exhibit "I," Seller has received no written notice alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Property where such violations remain outstanding, and to Seller's knowledge, the Property is in compliance in all material respects with applicable laws (including Environmental Laws).

(k)Environmental. Except as may be set forth in the Due Diligence Material, Seller has no knowledge of any release of Hazardous Substances on or from the Land or the Property in violation of law (including any Environmental Law) or in a quantity that would result in a reporting obligation under any Environmental Law; and to Seller's knowledge, the only Hazardous Substances that are used or stored on the Property are such Hazardous Substances in such amounts as are commonly used and stored in the operation, repair and maintenance of an office building, including, without limitation, the operation of generators.

(l)Other Agreements. To Seller's knowledge, except for the Leases, the Commission Agreements, the Service Agreements, the Management Agreement, the Transfer Switch Agreement, and the Permitted Exceptions, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than Seller) any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

(m)Seller Not a Foreign Person. Seller is not a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

(n)Employees. To Seller's knowledge, Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed made as of the date hereof and remade by Seller as of the Closing Date in all material respects, with the same force and effect as if made on, and as of, such date, subject to Seller's right to update such representations and warranties by written notice to Purchaser and in the certificate of Seller to be delivered pursuant to Section 5.1(h) hereof.
Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on behalf of Seller, or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on behalf of Seller. Purchaser will inspect the Property and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property in its "as is" condition, "with all faults," on the Closing Date. The provisions of this paragraph shall survive the Closing until the later to occur of (i) one hundred eighty days following the Closing or (ii) December 31, 2011.
4.2Knowledge Defined. All references in this Agreement to the "knowledge of Seller" or "to Seller's knowledge" shall refer only to the actual knowledge of Darik Afshani, who has been actively involved in the management of Seller's business in respect of the Property in the capacity as Vice President, Asset Management, for Seller. The term "knowledge of Seller" or "to Seller's knowledge" shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any other partner, member, beneficial owner, officer, director, agent, manager, representative or employee of Seller, or any of their respective affiliates, or to impose on the individual named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individual named above arising out of any representations or warranties made herein or otherwise.

4.3Covenants and Agreements of Seller.

(a)Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or terminate, any of the existing Leases without Purchaser's prior written consent in each instance, which consent, prior to the end of the Inspection Period, shall not be unreasonably withheld, delayed or conditioned; provided, however, that if any such proposed modification or amendment would require the payment of any Tenant Inducement Costs or leasing commissions, Purchaser's consent may be withheld in Purchaser's sole discretion unless such modification or amendment is pursuant to an existing provision in the subject Lease. Purchaser's consent shall be deemed given unless withheld by written notice to Seller given within three (3) Business Days after Purchaser's receipt of Seller's written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date. If Purchaser fails to notify Seller in writing of its approval or disapproval within said three (3) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. After the end of the Inspection Period, Seller shall not enter into any lease affecting the Property, or modify or amend in any respect, or terminate any existing Lease without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole discretion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys' fees, actually incurred by Seller pursuant to a renewal or expansion of any existing Lease after the Effective Date or new Lease approved by Purchaser hereunder. Notwithstanding the foregoing to the contrary, Purchaser shall have no right to disapprove, and shall be deemed to have approved, all renewals, extensions and expansions contained in any existing Lease and exercised by the tenant under such Lease.

(b)New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on thirty (30) days (or less) notice.

(c)Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller's past practices.

(d)Insurance. During the pendency of this Agreement, Seller shall, at Seller's expense, continue to maintain the fire insurance policies covering the Improvements which are currently in force and effect.

(e)Tenant Estoppel Certificates. Seller shall use commercially reasonable efforts (at no cost to Seller other than amounts for incidental expenses) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate signed by each tenant under the Leases; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of Seller to obtain and deliver any of said Tenant Estoppel Certificates (Seller having used its good faith efforts as set forth above as to the tenants under the Leases) be a default of Seller hereunder. In the event Seller has obtained Tenant Estoppel Certificates from the Critical Tenants by the Closing Date, but Seller has not obtained a Tenant Estoppel Certificate from the tenant under the Culver Lease or the Lighthouse Lease (Seller having used commercial reasonable efforts to obtain the same), Seller shall have the right, at its election, to either (i) postpone Closing for up to thirty (30) days to pursue said outstanding Tenant Estoppel Certificate or (ii) make a written representation and warranty to Purchaser at Closing in the certificate to be delivered pursuant to Section 5.1(o) of this Agreement with respect to the matters set forth on Exhibit M attached hereto; provided, however, (y) Seller's liability for such representation and warranty shall be limited as set forth in Sections 11.3 and 11.4 of this Agreement, and (z) such representation and warranty will become null and void and of no further force and effect if and to the extent, at any time after the delivery of such certificate, Seller receives and delivers to Purchaser said outstanding Tenant Estoppel Certificate.

4.4Representations and Warranties of Purchaser.

(a)Organization, Authorization and Consents. Purchaser is a duly organized and validly existing limited liability company under the laws of the State of California. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

(b)Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c)No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

(d)Litigation. To Purchaser's knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Seller and in Purchaser's certificate to be delivered pursuant to Section 5.2(c) hereof.
ARTICLE 5.
CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1Seller's Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a)Special Warranty Deed. A limited warranty deed, special warranty deed, grant deed or similar deed in the form customarily used in Colorado pursuant to which a grantor warrants title only as to parties claiming by, through or under the grantor but not otherwise, from Seller with respect to the Land and

Improvements (the "Special Warranty Deed"), subject only to the Permitted Exceptions, and executed and acknowledged by Seller. The legal description of the Land set forth in the Special Warranty Deed shall be based upon and conform to the legal description attached hereto as Exhibit "A." If and to the extent that any of the Permitted Exceptions requires the recitation or incorporation in any deed of any provisions of such Permitted Exception, the Special Warranty may conform to such requirements;

(b)Quitclaim Deed. Upon request, Seller shall deliver a quitclaim deed in the form customarily used in Colorado to convey the Property by reference to the metes and bounds legal description of the Property as reflected on the Survey;

(c)Assignment and Assumption of Leases and Security Deposits. Two (2) counterparts of an assignment and assumption of the Leases and Security Deposits and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as Schedule 1 (the "Assignment and Assumption of Leases"), executed and acknowledged by Seller;

(d)Bill of Sale. A bill of sale from Seller for the Personal Property of Seller in the form attached hereto as Schedule 2 (the "Bill of Sale"), without warranty as to the title or condition of the Personal Property;

(e)Assignment and Assumption of Service Contracts. Two (2) counterparts of an assignment and assumption of Service Contracts in the form attached hereto as Schedule 3 (the "Assignment and Assumption of Service Contracts"), executed, acknowledged and sealed by Seller;

(f)General Assignment. An assignment of the Intangible Property of Seller in the form attached hereto as Schedule 4 (the "General Assignment"), executed and acknowledged by Seller;

(g)Seller's Affidavit. An owner's affidavit from Seller substantially in the form attached hereto as Schedule 5 ("Seller's Affidavit"), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenants under the Leases, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety-five (95) days (or such longer period as may be required by the Title Company to comply with the lien laws of Colorado) prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

(h)Seller's Certificate. A certificate from Seller in the form attached hereto as Schedule 6 ("Seller's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller's representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

(i)FIRPTA Certificate. A FIRPTA Certificate from Seller in the form attached hereto as Schedule 7, or in such other form as applicable laws may require;

(j)Evidence of Authority. Such documentation as may reasonably be required by Purchaser's title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered on behalf of Seller;

(k)Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(l)Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;

(m)Certificates of Occupancy. To the extent the same are in the possession of Seller, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

(n)Leases. To the extent the same are in the possession or control of Seller, original executed counterparts of the Leases (and all Commission Agreements, if any);

(o)Tenant Estoppel Certificates. Such originally executed Tenant Estoppel Certificates as may be in the possession of Seller and the original executed Seller Estoppel Certificate, to the extent applicable;

(p)Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Tenant Notices of Sale"), which Purchaser shall send to the tenants under the Leases informing the tenants of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's interest in the Leases and the Letter of Credit, and directing that all rent and other sums payable for periods after the Closing under the Leases shall be paid as set forth in said notices;

(q)Notices of Sale to Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the "Other Notices of Sale"), which Purchaser shall send to each leasing agent under the Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such leasing agent of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's obligations under the Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

(r)Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, third party reports obtained by Seller prior to or in connection with the acquisition of the Property by Seller, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary) relating to the Property in the possession of Seller;

(s)Other Documents. Such other documents as shall be reasonably requested by Purchaser's title insurer to effectuate the purposes and intent of this Agreement.

5.2Purchaser's Closing Deliveries. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a)Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed and acknowledged by Purchaser;

(b)General Assignment. Two (2) counterparts of the General Assignment, executed and acknowledged by Purchaser;

(c)Assignment and Assumption of Service Contracts. Two (2) counterparts of the Assignment and Assumption of Service Contracts, executed and acknowledged by Purchaser;

(d)Purchaser's Certificate. A certificate in the form attached hereto as Schedule 8 ("Purchaser's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations and warranties contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

(e)Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(o) hereof;

(f)Notices of Sale to Leasing Agents. The Other Notices of Sale to leasing agents, as contemplated in Section 5.1(p) hereof;

(g)Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(h)Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

(i)Other Documents. Such other documents as shall be reasonably requested by Seller's counsel to effectuate the purposes and intent of this Agreement.

5.3Closing Costs. Seller shall pay the attorneys' fees of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Seller shall pay one half of any escrow closing fees charged by the Title Company. Seller shall also pay the cost of all title insurance premiums for the "standard" or "base" coverage under the owner's title insurance policy issued by the Title Company to Purchaser with respect to Property (including but not limited to the costs of issuing the Title Commitment with "standard" or "base" coverage and the costs of any updates to the Title Commitment for "standard" or "base" coverage, but specifically excluding any costs of or associated with any endorsements). Purchaser shall pay one half of any escrow closing fees charged by the Title Company. Purchaser shall also pay the entire cost of all title insurance premiums for "extended" coverage and all endorsements to Purchaser's owner's title insurance policy or policies, all title insurance premiums payable with respect to owner's policies other than the owner's policy issued pursuant to the Title Commitment, and all title insurance premiums payable with respect to all mortgagee title insurance policies that may be issued to any lender(s) of Purchaser. Purchaser shall pay the cost of the Survey, the attorneys' fees of Purchaser, all recording fees on all instruments to be recorded in connection with this transaction, all the Real Estate Transfer Taxes (if any) imposed upon the conveyance of the Property, and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Property (including without limitation all environmental reports) and in closing and consummating the purchase and sale of the Property pursuant hereto.

5.4Prorations and Credits. The following items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

(a)Taxes. All general real estate taxes imposed by any governmental authority ("Taxes") shall be prorated between Purchaser and Seller as to the Taxes with respect to the Property as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the Property for the calendar year or other applicable tax period in which the Closing occurs, Taxes with respect to the Property shall be prorated for such calendar year or other applicable tax period based upon the prior year's tax bill.

(b)Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall prepare and present to Seller a calculation of the reproration of the Taxes and other items with respect to the Property, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. Purchaser and Seller shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser's calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser's books and records related to the Property to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of two hundred seventy (270) days following the Closing.

(c)Rents, Income and Other Expenses. Rents and any other amounts (including Taxes) paid by tenants of the Property shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser's review and approval prior to Closing. Purchaser shall receive at Closing a credit for Purchaser's pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments paid for the month of Closing with respect to the Property and for all other rents and other amounts with respect to the Property that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by a tenant under its Lease that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenants shall be applied first to any current amounts owing by such tenants from and after Closing, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Leases or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Any reimbursements payable by a tenant under the terms of its Lease as of the Closing Date, which reimbursements pertain to such tenant's pro rata share of increased operating expenses or common area maintenance costs incurred at any time prior to the Closing, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of Seller's and Purchaser's respective ownership of the Property during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to Seller Seller's pro rata portion of such reimbursements within thirty (30) days after Purchaser's receipt thereof. Conversely, if a tenant under its Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Purchaser's demand therefor, pay to Purchaser an amount equal to Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Seller hereby retains its right to pursue such tenant under its Lease for sums due Seller for periods attributable to Seller's ownership of the

Property; provided, however, that Seller (i) shall be required to notify Purchaser in writing of its intention to commence or pursue such legal proceedings, and to provide Purchaser with copies of all correspondence with such tenant relative to such proceedings; (ii) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing, except that Seller shall be entitled to continue to pursue any legal proceedings commenced prior to Closing; and (iii) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the applicable Lease. The provisions of this Section 5.4(c) shall survive the Closing for a period of one hundred eighty (180) days following Closing.

(d)Security Deposits. Purchaser shall receive at Closing a credit for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases, together with a detailed inventory of such Security Deposits certified by Seller at Closing.

(e)Free Rent. The Tenant under the AVNET Lease (as defined in Exhibit "C" attached hereto and made a part hereof) is entitled to an abatement of Base Rent for the period through September 23, 2011. If Closing occurs by May 31, 2011, Purchaser shall receive at Closing a credit in the fixed amount of $215,499.73 (the "Fixed Credit Amount") representing the Base Rental abatement under the AVNET Lease. If Closing occurs on or after June 1, 2011, Purchaser shall receive at Closing a credit equal to the Fixed Credit Amount minus $1,592.36 per day for each day commencing June 1, 2011 until Closing occurs, as and for the Base Rental abatement under the AVNET Lease.

(f)Operating Expenses. Personal property taxes, installment payments of special assessment liens, vault charges, and normally prorated operating expenses actually paid or payable as of the Closing Date with respect to the Property shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such taxes, charges and expenses affecting the Property which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. In addition, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to the tenant of operating expenses and/or common area maintenance costs under the Lease (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from the tenant for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. Notwithstanding the foregoing, personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and operating expenses shall not be prorated with respect to any Property as to which the tenant under the Lease is obligated to pay the same directly to the provider thereof. Promptly following the Closing, Seller and Purchaser shall cooperate in transferring all utility and water and sewer service accounts from Seller to Purchaser; it being understood and agreed that Seller shall be entitled to the refund of any utility deposits made by Seller and Purchaser will be responsible for payment of any deposits or security required by any utility provider. The provisions of this Section 5.4(f) shall survive the Closing for a period of two hundred seventy (270) days following Closing.

(g)Repair to Generator Switch. Prior to the execution hereof, Seller has delivered to Purchaser a copy of that certain proposal by Power Tech Electric dated April 5, 2011, as executed on behalf of Seller, related to the replacement of a transfer switch in the Building (the "Transfer Switch Proposal"), the terms of which Seller has agreed to pay Power Tech Electric the sum of $28,997.00 to complete the repair and other work identified in the Transfer Switch Proposal (the “Transfer Switch Work”). The parties recognize that the Transfer Switch Work is an obligation of Seller under the AVNET Lease which may not be completed prior to Closing in which event, at Closing, Purchaser shall receive a credit for all unpaid portions of the Transfer Switch Work up to $28,997.00, and Seller shall assign the Transfer Switch Proposal to Purchaser, and Purchaser shall assume all of the obligations of Seller under the Transfer Switch Proposal.

ARTICLE 6.
CONDITIONS TO CLOSING

6.1Conditions Precedent to Purchaser's Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

(a)Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

(b)All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1(g) hereof); and

(c)The Tenant Estoppel Certificates from the Critical Tenants shall have been delivered to Purchaser. The delivery of said Tenant Estoppel Certificates from the Critical Tenants shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates, Seller having used its commercially reasonable and good faith efforts to obtain the same from the tenants under all of the Leases, shall not constitute a default by Seller under this Agreement.
In the event any condition in this Section 6.1 has not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as the same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.
6.2Conditions Precedent to Seller's Obligations. The obligations of Seller hereunder to consummate the transactions contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing (or at such earlier time as may be provided below), any of which may be waived by Seller in Seller's sole discretion by written notice to Purchaser at or prior to the Closing Date:

(a)Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement; it being understood and agreed for purposes of the foregoing, the payment of the Purchase Price shall be deemed to have occurred when Escrow Agent shall have confirmed receipt of all documents and funds necessary to effect the Closing in accordance with all escrow instructions provided by Seller, Purchaser, Purchaser's lender (if any), and Escrow Agent shall have been unconditionally and irrevocably authorized by all requisite parties to consummate the Closing and to initiate a wire transfer of the Purchase Price to Seller pursuant to Seller's instructions.

(b)Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

(c)All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2(c) hereof); and

ARTICLE 7.
CASUALTY AND CONDEMNATION

7.1Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. For purposes of this Agreement, the term "immaterial damage or destruction" shall mean such instances of damage or destruction of the Property: (i) which can be repaired or restored at a cost of $500,000.00 or less; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any tenant to terminate its Lease on account of such damage or destruction; and (iv) in which Seller's rights under its rent loss insurance policies covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within thirty (30) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 30-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing the rights of Seller under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds), and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects (or is deemed to have elected) clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from the insurers of Seller. For purposes of this Agreement "material damage or destruction" shall mean all instances of damage or destruction that are not immaterial, as defined herein.
7.2Condemnation. If, prior to the Closing, all or any part of the Property or access thereto from all public rights-of-way are subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property or access thereto from all public rights-of-way are contemplated by a body having the power of eminent domain (collectively, a "Taking"), Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term "immaterial Taking" shall mean such instances of Taking of the Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenants on the Property; (ii) which do not result in a decrease in the number of parking spaces at the Property (taking into account the number of additional parking spaces that can be provided within 180 days of such Taking); and (iii) which are not so extensive as to allow a tenant under its Lease to terminate such Lease on account of such Taking.

In the event of any material Taking of the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within thirty (30) days after receipt of such notice from Seller (and if necessary the Closing Date shall be extended to give Purchaser the full 30-day period to make such election), elect to terminate this Agreement. If Purchaser chooses to terminate this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement "material Taking " shall mean all instances of a Taking that are not immaterial, as defined herein.
If Purchaser does not elect to, or has no right to, terminate this Agreement in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.
ARTICLE 8.
DEFAULT AND REMEDIES

8.1Purchaser's Default. If Purchaser fails to consummate this transaction for any reason other than the default of Seller, failure of a condition to Purchaser's obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser's default, and that said Earnest Money is a reasonable estimate of the probable loss of Seller in the event of default by Purchaser. The retention by Seller of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is the sole and exclusive remedy of Seller in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenant that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser's liability for Purchaser's obligations under Sections 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser's obligation to pay to Seller all attorney's fees and costs of Seller to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Seller or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

8.2Seller's Default. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole and exclusive remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder; provided, however, that in the event, and only in the event, such default by Seller was willful and intentional and Purchaser receives the return of the Earnest Money, then Seller shall pay to Purchaser its actual out-of-pocket expenditures incurred directly in conducting due diligence activities contemplated under this Agreement and in negotiating and finalizing this Agreement not to exceed $50,000, or (b) to enforce specific performance of the obligation of Seller to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Except as expressly set forth in this Section 8.2 to the contrary, Purchaser expressly waives its rights to seek damages in the event of the default of Seller hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction, on or before sixty (60) days following the date upon which the Closing was to have occurred.

ARTICLE 9.
ASSIGNMENT

9.1Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, this Agreement and all of Purchaser's rights hereunder may be transferred and assigned to any entity controlled by Purchaser or to any entity which has invested with affiliates of Purchaser in other commercial real estate investment assets sponsored by Purchaser without Seller's consent, and which assignee shall be designated in writing by Purchaser by the delivery to Seller of a written assignment of this Agreement. Purchaser represents and warrants that such assignee is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by an Executive Order or the United States Treasury Department as any banned or blocked person or entity. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser's duties, liabilities and obligations under this Agreement (whether arising or accruing prior to or after the assignment or transfer) by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption agreement shall expressly so provide. For purposes of this Section 9.1, the term "control" shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.
BROKERAGE COMMISSIONS

10.1Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Cushman & Wakefield, Inc. ("Broker"), a Colorado corporation, pursuant to a separate agreement between Seller and Broker. Broker is representing Seller in this transaction. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement.

ARTICLE 11.
INDEMNIFICATION

11.1Indemnification by Seller. Following the Closing and subject to Sections 11.3 and 11.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Purchaser-Related Entities") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"), arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

11.2Indemnification by Purchaser. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser (and any entity controlled by Purchaser to whom any rights of Purchaser are assigned pursuant to Section 9.1 hereof) shall indemnify and hold Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Seller-Related Entities") harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.

11.3Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 above exceeds the Basket Limitation, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains actual knowledge of any inaccuracy or breach of any representation, warranty or covenant of Seller contained in this Agreement (a "Purchaser Waived Breach") and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Purchaser Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3, Section 5.4 or Section 10.1 of this

Agreement or fraud by Seller with respect to this Agreement.
11.4Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive until the later to occur of (i) one hundred eighty (180) days following the Closing or (ii) December 31, 2011, unless a longer or shorter survival period is expressly provided for in this Agreement.

11.5Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

ARTICLE 12.
MISCELLANEOUS

12.1Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, sent by U.S. registered or certified mail, return receipt requested, postage prepaid, facsimile transmission or email (provided, however, that if sent by facsimile or email, the original must follow by another alternative means of delivery as set forth in this Section 12.1) to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:        Pacifica Real Estate Group, LLC
4 San Joaquin Plaza
Suite 110
Newport Beach, California 92660
Attention: Mr. Robert C. Gibbs
Facsimile: 949.719.0999
Email: rgibbs@pacificarealestate.com

with a copy to:            Reicker, Pfau, Pyle & McRoy LLP
1421 State Street
Suite B
Santa Barbara, California 93101
Attention: Michael E. Pfau, Esq.
Facsimile: 805.966.3320
Email: mpfau@rppmh.com

SELLER:            c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: Mr. F. Parker Hudson
Facsimile: 770.243.4684
Email: parker.hudson@wellsref.com

with a copy to:            Troutman Sanders LLP
Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
Attn: Leslie Fuller Secrest and Jennifer M. Duncan
Facsimile: 404.962.6678 and 404.962.6765
Email: leslie.secrest@troutmansanders.com and
jennifer.duncan@troutmansanders.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the day of such electronic transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 6:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission. Refusal to accept delivery shall be deemed delivered.
12.2Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenants under the Leases, shall be delivered by Seller to Purchaser on the Closing Date.

12.3Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

12.4Publicity. The parties agree that, prior to Closing, and except for disclosures required by law or governmental regulations applicable to such party, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. Additionally, Seller shall have the right to review and approve (such approval not to be unreasonably withheld) the contents and substance of any public announcement or press release. No party shall record this Agreement or any notice hereof.

12.5Discharge of Obligations. The acceptance by Purchaser of the Special Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

12.6Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

12.7Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

12.8Sale Notification Letters. On the Closing Date, Purchaser shall deliver the Tenant Notices of Sale to the tenants under the Leases, and the Other Notices of Sale to each leasing agent, the obligations under whose respective Commission Agreements Purchaser has assumed at Closing.

12.9Access to Records Following Closing. Purchaser agrees that for a period of twenty-four (24) months following Closing, Seller shall have the right during regular business hours, on five (5) days' written notice to Purchaser, to examine and review at Purchaser's office (or, at Purchaser's election, at the Property), the books and records of Seller relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of twenty-four (24) months following the Closing, Purchaser shall have the right during regular business hours, on five (5) days' written notice to Seller, to examine and review at Seller's office, all books, records and files, if any, retained by Seller relating to the ownership and operation by Seller prior to the Closing of the Property. The provisions of this Section shall survive for a period of twenty-four (24) months after the Closing Date.

12.10Submission to Jurisdiction. Each of Purchaser and Seller irrevocably submits to the exclusive jurisdiction of (a) the District Court of Boulder County, Colorado located in Boulder, Colorado, and (b) the United States District Court for the District of Colorado for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Colorado with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Purchaser and Seller irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the District Court of Boulder County, Colorado located in Boulder, Colorado, and (b) the United States District Court for the District of Colorado, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.11General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed, interpreted and enforced under the laws of the State of Colorado. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

12.12Like-Kind Exchange. The parties hereto desire, and each other party is willing to cooperate (subject to the limitations set forth below), to effectuate the sale of the Property by means of an exchange of "like-kind" property which will qualify as such under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Each party expressly reserves the right to assign its rights, but not its obligations, hereunder to a qualified intermediary as provided in I.R.C. Reg. 1.1031(k)-1(g)(4) on or before the date of Closing. Upon written notice from any party (a "Requesting Party") to the other, the party to whom such notice is given (the "Other Party") agrees to cooperate with such Requesting Party to effect one or more like-kind exchanges with respect to the Property, provided that such cooperation shall be subject to the following conditions: (a) such exchange shall not delay the Closing and shall occur either simultaneously with the Closing or the purchase money proceeds payable to Seller shall be paid, upon Seller's prior written direction to Purchaser, to a third party escrow agent or intermediary such that Purchaser shall not be required to participate in any subsequent closing, (b) the Other Party shall not be obligated to spend any sums or incur any expenses in excess of the sums and expenses which would have been spent or incurred by the Other Party if there had been no exchange, and (c) Purchaser shall not be obligated to acquire or accept title to any property other than the Property. The Other Party makes no representation or warranty that the conveyance of the Property by Seller to Purchaser shall qualify for a like-kind exchange. Once Purchaser has paid the purchase money proceeds as directed by Seller, it shall have no further obligation hereunder with respect to such "like-kind" exchange. Each Requesting Party hereby indemnifies and holds the Other Party harmless from and against any costs, liabilities and expenses incurred or suffered by the Other Party in connection with the "like-kind" exchange or exchanges described herein with respect to the Property, which indemnity shall survive the Closing until the expiration of any applicable statute of limitations.

12.13Attorneys' Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.

12.14Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile or email, and the signature page of either party to any counterpart may be appended to any other counterpart.

12.15Effective Agreement. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Property. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.
SELLER:

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By: /s/ Randall D. Fretz
Name:     Randal D. Fretz
Title: Sr. Vice President

By:    /s/ Randall D. Fretz
Leo F. Wells, III, general partner, by and through
Randall D. Fretz as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By: /s/ Randall D. Fretz
Name:     Randal D. Fretz
Title: Sr. Vice President

By:    /s/ Randall D. Fretz
Leo F. Wells, III, general partner, by and through
Randall D. Fretz as attorney in fact

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By: /s/ Randall D. Fretz
Name:     Randal D. Fretz
Title: Sr. Vice President

By:    /s/ Randall D. Fretz
Leo F. Wells, III, general partner, by and through
Randall D. Fretz as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By: /s/ Robert E. Bowers
Name: Robert E. Bowers
Title: Executive Vice President

[Signatures continued on following page]

[Signatures continued from previous page]

PURCHASER:

PACIFICA REAL ESTATE GROUP, LLC,
a California limited liability company

By: /s/ E. Russell Fraser
Name: E. Russell Fraser
Title: President

EXHIBIT "A"
Legal Description

Lot 2, Block 1, Interlocken Filing No. 3, together with the rights and benefits conferred upon said Lot by a Declaration of Joint Driveway Easement recorded June 30, 1994, under Reception No. 1441741, County of Boulder, State of Colorado.

Purchase and Sale Agreement

Exhibit "A"
Legal Description

EXHIBIT "B"
LIST OF PERSONAL PROPERTY

(1)	6' Ladder

(1)	8' Ladder

(1)	Combination padlock for ladders
(4) Safety Cones
(1) Two wheel dolly
(1) Light bulb/Janitor 4-wheel cart
(1) Makita Cordless Drill
(1) Staple gun
(1) Caulking gun

Purchase and Sale Agreement

Exhibit "B"
List of Property Excluded from Personal Property

EXHIBIT "B-1"
LIST OF PROPERTY EXCLUDED FROM PERSONAL PROPERTY

Any computer software used, developed or licensed by Seller or any of its affiliates which is used or intended to be used by Seller and any one or more of its affiliates in connection with any property owned or controlled by Seller in addition to the Property.

Purchase and Sale Agreement

Exhibit "B-1"
List of Property Excluded from Personal Property

EXHIBIT "C"
LIST OF COMMISSION AGREEMENTS

None.

Purchase and Sale Agreement
Exhibit "C"
List of Commission Agreements

EXHIBIT "D"
FORM OF ESCROW AGREEMENT
THIS ESCROW AGREEMENT (the "Agreement"), made and entered into this ___ day of May, 2011 by and among PACIFICA REAL ESTATE GROUP, LLC, a California limited liability company (hereinafter referred to as "Purchaser"), and THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture (hereinafter referred to as "Seller"), and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent").

W I T N E S S E T H:

WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement dated as of May 5, 2011 (the "Effective Date"), as to Purchaser (hereinafter referred to as the "Contract"); and

WHEREAS, Section 2.3 of the Contract provides for Purchaser's payment to Escrow Agent, within two business days after the Effective Date, of Two Hundred Thousand and No/100 Dollars ($200,000.00) as Initial Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and

WHEREAS, Section 2.3 of the Contract also provides for Purchaser's payment to Escrow Agent, no later than May 10, 2011, of the additional sum of Two Hundred Thousand and No/100 Dollars ($200,000.00) as Additional Earnest Money (as defined in the Contract);

WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent's holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Escrow Agent shall give written notice to Purchaser and Seller within one (1) business day after Escrow Agent actually receives from Purchaser a federal funds wire transfer, payable to the order of Escrow Agent, in the amount of Two Hundred Thousand and No/100 Dollars ($200,000.00) (the "Initial Earnest Money Deposit"). In the event that Escrow Agent does not receive such wire transfer on or before the date two (2) business days after the Effective Date, Escrow Agent shall so notify Purchaser and Seller in writing, whereupon this Agreement shall be of no further force and effect. In the event Escrow Agent does receive from Purchaser a federal funds wire transfer, payable to the order of Escrow Agent, in the amount of Two Hundred Thousand and No/100 Dollars ($200,000.00), on or before the date two (2) business days after the Effective Date, the Initial Earnest Money, together with any additional earnest money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract (including without limitation the Additional Earnest Money Deposit as hereinafter defined), together with all interest and other income earned thereon (being herein referred to as the "Escrow Funds"), shall be held, administered, and disbursed by Escrow Agent pursuant to this Agreement and the Contract. Escrow Agent shall invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser

Purchase and Sale Agreement
Exhibit "D"
Form of Escrow Agreement

in the Atlanta, Georgia metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser's Federal Identification Number for purposes of this Agreement is ____________. Seller's Federal Identification Number for purposes of this Agreement is __-_______. Escrow Agent's fee, if any, for services rendered hereunder shall be paid one half by Purchaser and one half by Seller. If Escrow Agent has received the Initial Earnest Money Deposit, Escrow Agent shall give written notice to Purchaser and Seller within one (1) business day after Escrow Agent actually receives from Purchaser a subsequent federal funds wire transfer, payable to the order of Escrow Agent, in the amount of Two Hundred Thousand and No/100 Dollars ($200,000.00) (the "Additional Earnest Money Deposit"). In the event that Escrow Agent does not receive such wire transfer on or before May 10, 2011, Escrow Agent shall so notify Purchaser and Seller in writing, whereupon at the election of Seller exercised by written notice to Purchaser and Escrow Agent, the Escrow Funds shall be returned to Purchaser and this Agreement shall be of no further force and effect.

2.    At such time as Escrow Agent receives written notice from either Purchaser, on the one hand, or Seller, on the other hand, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser, on the one hand, or Seller, on the other hand, within said ten (10) day period which notice countermands the earlier notice of disburse-ment, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

3.    In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instru-ment, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

4.    Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and

Purchase and Sale Agreement
Exhibit "D"
Personal Property

thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.

5.    Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limi-tation, reasonable and actual costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof.

6.    Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:        Pacifica Real Estate Group, LLC
4 San Joaquin Plaza
Suite 110
Newport Beach, California 92660
Attention: Mr. Robert C. Gibbs
Facsimile:
Email:

with a copy to:            Michael E. Pfau, Esq.
Reicker, Pfau, Pyle & McRoy LLP
1421 State Street
Suite B
Santa Barbara, California 93101
Attention: Michael E. Pfau, Esq.
Facsimile: 805.966.3320
Email: mpfau@rppmh.com

SELLER:             c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: F. Parker Hudson
Facsimile: 770.243.4684
Email: parker.hudson@wellsref.com

with a copy to:            Troutman Sanders LLP
Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
Attention: Jennifer M. Duncan
Facsimile: 404.962.6765
Email: jennifer.duncan@troutmansanders.com

Purchase and Sale Agreement
Exhibit "D"
Personal Property

ESCROW AGENT:        Chicago Title Insurance Company
200 Galleria Parkway, S.E.
Suite 2060
Atlanta, Georgia 30339
Attention: Ms. Judy A. Stillings
Facsimile: 404.303.6307
Email: judystillings@ctt.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day (as defined in the Contract) following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission.

7.    This Agreement shall be binding upon, shall inure to, and is for the sole benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

8.    Time is of the essence of this Agreement.

9.    If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the non-prevailing party therein all of such prevailing party's reasonable and actual attorneys' fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

10.    Neither this Agreement nor any of the terms hereof may be amended, modified, terminated, cancelled or waived orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, termination, cancellation or waiver is sought.

11.    This Agreement is governed by and is to be construed under the laws of the State of Georgia and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

Purchase and Sale Agreement
Exhibit "D"
Personal Property

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day, month and year first above written.

PURCHASER:
PACIFICA REAL ESTATE GROUP, LLC
a California limited liability company

By:
Name:
Title:

ESCROW AGENT:
CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

[Signatures Continued on Next Page]

Purchase and Sale Agreement
Exhibit "D"
Personal Property

[Signatures Continued from Previous Page]

THE FUND IX, FUND X, FUND XI and
REIT JOINT VENTURE, a Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited
partnership, as general partner

By:     Wells Capital, Inc., a Georgia
corporation, as general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited
partnership, as general partner

By:    Wells Capital, Inc., a Georgia
corporation, as general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Exhibit "D"
Personal Property

By:    WELLS REAL ESTATE FUND XI, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited
partnership, as general partner

By:    Wells Capital, Inc., a Georgia
corporation, as general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Exhibit "D"
Personal Property

EXHIBIT "E"
EXISTING ENVIRONMENTAL REPORT

Phase I Environmental Audit prepared by Scott, Cox & Associates, Inc., dated September, 1994

Purchase and Sale Agreement

Exhibit "E"
List of Existing Environmental Reports

EXHIBIT "F"
EXISTING SURVEY
ALTA Survey prepared by Rubino Surveying, bearing the certification and seal of Robert J. Rubino, Colorado PLS No. 14142, dated March 16, 1998

Purchase and Sale Agreement
Exhibit "F"
Existing Survey

EXHIBIT "G"

LEASES
1.    Office Lease, dated as of September 2, 2010, between the Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as landlord, and AVNET, Inc., a New York corporation, as tenant; as affected by Commencement Date Confirmation (undated) executed by landlord and tenant (the "AVNET Lease")

2.    Office Lease, dated December 19, 2003, between the Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as landlord, and D&M Enterprises, Inc., a Colorado corporation doing business as Culver Retirement Plan Services, Inc., and Culver Investment Company, LLC, a Colorado limited liability company, collective, as tenant; as affected by Acknowledgement, Acceptance and Amendment, dated December 17, 2004, between landlord and tenant; and as amended by First Lease Amendment, dated as of August 24, 2010, between landlord and tenant, as further amended by Second Lease Amendment dated as of April 8, 2011 (as amended, the "Culver Lease")

3.    Lease Agreement, dated December 28, 2004, between the Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as landlord, and Lighthouse Financial, LLC, a Colorado limited liability company, as tenant; as affected by Acknowledgement, Acceptance and Amendment, dated May 31, 2005, between landlord and tenant; and as amended by First Amendment to Lease, dated as of April 14, 2008, between landlord and tenant (as affected and amended, the "Lighthouse Lease")

Purchase and Sale Agreement
Exhibit "G"
Leases

EXHIBIT "H"
TITLE EXCEPTIONS

1.	Taxes and governmental assessments for 2011 not yet due or payable.

2.	Covenants, conditions, restrictions, notes, easements and other matters as shown on the recorded Plat of Interlocken Filing No. 3.

3.	Reservations made by the Union Pacific Railway Company in deed recorded June 13, 1892 in Book 157 at Page 416.

4.
Terms, conditions, provisions, agreements and obligations specified under the Mutual Quit Claim Deed and Right of Way Agreement by and between Interlocken Ltd., and Public Service Company of Colorado recorded October 14, 1983 on Film 1275 at Reception No. 581882.

5.
Any assessment or lien of Interlocken Consolidated Metropolitan District, as disclosed by the instrument recorded April 16, 1984 on Film 1298 at Reception No. 615108 and December 2, 1994 on Film 2023 at Reception No. 1482678.

6.
Declaration recorded January 24, 1990 on Film 1612 at Reception No. 1025034 and amendments recorded June 18, 1992 on Film 1740 at Reception No. 1194772 and March 4, 1994 on Film 1947 at Reception Nos. 1402124 and 1402125.

7.	Revised Memorandum of Agreement by and between the City of Broomfield and Interlocken Ltd. recorded February 22, 1990 on Film 1615 at Reception No. 1029383.

8.
Subdivision Agreement by and between the City of Broomfield and Interlocken Ltd., recorded February 22, 1990 on Film 1615 at Reception No. 1029384; Addendums recorded May 1, 1990 on Film 1624 at Reception No. 1039699 and October 4, 1993 on Film 1883 at Reception No. 1344219 and Statements of Rights and Obligations recorded August 8, 1994 on Film 1998 at Reception No. 1452956 and July 24, 1995 on Film 2064 at Reception No. 1532949.

9.
Interlocken PUD Plan recorded February 22, 1990 on Film 1615 at Reception No. 1029385 and Amendments recorded March 22, 1991 on Film 1666 at Reception No. 1093412 and May 20; 1994 on Film 1977 at Reception No. 1429394.

10.	Declaration of Joint Driveway Easement Agreement recorded March 9, 1990 on Film 1617 at Reception No. 1031682.

11.	Intergovernmental Agreement by and between the City of Broomfield and Interlocken Metropolitan District recorded May 30, 1990 on Film 1628 at Reception No. 1044383.

Purchase and Sale Agreement
Exhibit "H"
Title Exceptions

12.
Development Agreement by and between Interlocken, Ltd. and the City of Broomfield recorded February 7, 1994 on Film 1938 at Reception No. 1392055 and Addendum recorded July 24, 1995 on Film 2064 at Reception No. 1532946 and Statement of Rights and Obligations recorded July 24, 1995 on Film 2064 at Reception No. 1532947.

13.
Master Development and Annexation Agreement by and between the City of Broomfield and Interlocken Ltd., recorded May 20, 1994 on Film 1977 at Reception No. 1429110 and Addendum recorded July 24, 1995 on Film 2064 at Reception No. 1532945 and Statement of Rights and Obligations recorded July 24, 1995 on Film 2064 at Reception No. 1532948.

14.	Declaration of Joint Driveway Easement Agreement recorded June 30, 1994 on Film 1988 at Reception No. 1441741.

15.
An Avigation and Hazard Easement granted to Jefferson County Airport Authority by the instrument recorded October 17, 1994 on Film 2014 at Reception No. 1470924 and re-recorded April 13, 1995 on Film 2046 at Reception No. 1509906 upon the terms and conditions set forth in the instrument, over the land.

16.	360 Interlocken Blvd. Office Building Site Development Plan recorded July 26, 1995 on Film 2065 at Reception No. 1533606.

17.	An easement for utility, sanitary sewer lines and incidental purposes granted to the City of Broomfield by the instrument recorded November 27, 1995 on Film 2091 at Reception Nos. 1565113 and 1565114.

18.	Memorandum of Agreement to Furnish Water by and between Interlocken Ltd., and Orix Prime West Broomfield Venture recorded May 6, 1997 at Reception No. 1696477.

19.	Rights of tenants, as tenants only, under unrecorded leases.

20.	An easement for utilities and incidental purposes granted to Public Service Company of Colorado, by the instrument recorded March 18, 1998 at Reception No. 1782186.

21.	All matters which would be disclosed by a current survey and inspection of the property.

Purchase and Sale Agreement
Exhibit "H"
Title Exceptions

EXHIBIT "I"
EXCEPTION SCHEDULE

NONE

Purchase and Sale Agreement

Exhibit "I"
Exception Schedule

EXHIBIT "J"

LIST OF SERVICE CONTRACTS

1.    Snow Removal Service Agreement, dated as of October 15, 2010, between Fund IX, Fund X, Fund XI & REIT JV, as Owner, by Prime West Real Estate Services, Inc., as Manager, and ValleyCrest Landscape Maintenance

2.    Security Service Agreement, dated as of November 3, 2008, between Wells Real Estate Funds, as Owner, by Prime West Real Estate Services, Inc., as Manager, and Advantage Security, Inc.

3.    Landscape Maintenance Service Agreement, dated as of January 21, 2011, between Fund IX, Fund X, Fund XI & REIT JV, as Owner, by Prime West Real Estate Services, Inc., as Manager, and The Brickman Group Ltd., LLC

4.    Janitorial Maintenance Service Agreement, dated as of August 13, 2009, between Fund IX, Fund X, Fun Fund XI & REIT Joint Venture, as Owner, by Prime West Real Estate Services, Inc., as Manager, and Rocky Mountain Janitorial Specialists

5.    HVAC Preventative Maintenance Service Agreement, dated as of November 3, 2008, between Wells Real Estate Funds, as Owner, by Prime West Real Estate Services, Inc., as Manager, and Trautman and Shreve Mechanical Contractors and Engineers; as extended pursuant to letter dated November 8, 2010, from Trautman & Shreve, Inc. to Wells Real Estate Funds

6.    Generator Maintenance Service Agreement, dated as of January 26, 2010, between Fund IX, Fund X, Fund XI and REIT JV, Wells Real Estate Funds, Inc. as Owner, by Prime West Real Estate Services, Inc., as Manager, and Cummins Rocky Mountain, LLC

7.    Metal Maintenance Service Agreement, dated as of October 9, 2009, between Fund IX, Fund X, Fund XI and REIT JV as Owner, by Prime West Real Estate Services, Inc., as Manager, and Reidy Metal Services, Inc.

8.    Pest Control Service Agreement, dated as of November 3, 2008, between Wells Real Estate Funds, Inc. as Owner, by Prime West Real Estate Services, Inc., as Manager, and PrestoX

Purchase and Sale Agreement
Exhibit "J"
List of Service Contracts

EXHIBIT "K"
PROPERTY TAX APPEALS
NONE

Purchase and Sale Agreement
Exhibit "K"
Property Tax Appeals

EXHIBIT “L”
FORM OF TENANT ESTOPPEL
_______________, 2011

Pacifica Real Estate Group, LLC
4 San Joaquin Plaza
Suite 110
Newport Beach, California 92660
Attn: Mr. Robert C. Gibbs

The Fund IX, Fund X, Fund XI and REIT Joint Venture
6200 The Corners Parkway
Norcross, Georgia 30092
Attn:    Mr. F. Parker Hudson
Managing Director, Dispositions

RE: Lease:                        ____________________
Premises:                         ____________________
Commencement Date:                ____________________
Expiration Date:                    ____________________
Current Monthly Base Rent:            $___________________
Current Monthly Additional Rent:            $___________________
Base Year or Expense Stop (if applicable):    ____________________
Security Deposit:                    $___________________
Monthly Base Rent Paid Through:            _______________, 2011
Monthly Additional Rent Paid Through:        _______________, 2011

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you and your successors or assigns to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of the property known as 360 Interlocken Parkway, Broomfield, Colorado, which includes the Premises. We certify to you and your successors and assigns, as follows:

1.    We are the Tenant at the Premises and are in sole possession of and are occupying the Premises. Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2.    The attached Lease is currently in full force and effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

Purchase and Sale Agreement

Exhibit "L"
Tenant Estoppel Certificate

3.    The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4.    The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5.    Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease to have been performed by the Landlord have been fully completed in accordance with the plans and specifications described in the Lease. There are no unfunded allowances payable to Tenant under the Lease.

6.    To Tenant's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term or provision of the Lease. In addition, to Tenant's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

7.    Tenant does not currently assert and, to Tenant's knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

8.    Tenant has not been granted and has not exercised any options or rights of expansion, or first refusal to lease concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached. Tenant has not been granted any options or rights to purchase, or first refusal to purchase, concerning the Premises.

9.    Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

10.    The address for notices to Tenant under the Lease is correctly set forth in the Lease.

11.    The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

_________________________
By:______________________
Its:______________________

Purchase and Sale Agreement

Exhibit "L"
Tenant Estoppel Certificate

EXHIBIT "A"

Copy of Lease and All Lease Amendments

Purchase and Sale Agreement

Exhibit "L"
Tenant Estoppel Certificate

EXHIBIT “M”
FORM OF SELLER ESTOPPEL CERTIFICATE

_____________, 2011

Pacifica Real Estate Group, LLC
4 San Joaquin Plaza
Suite 110
Newport Beach, California 92660
Attn: Mr. Robert C. Gibbs

RE: Owner:        The Fund IX, Fund X, Fund XI and REIT Joint Venture
Project:        360 Interlocken Parkway, Broomfield, Colorado 80021
Lease:        ___________________ (attached hereto as Exhibit “A”)
Premises:                         ____________________
Commencement Date:                ____________________
Expiration Date:                    ____________________
Current Monthly Base Rent:            $___________________
Current Monthly Additional Rent:            $___________________
Base Year or Expense Stop (if applicable):    ____________________
Security Deposit:                    $___________________
Monthly Base Rent Paid Through:            _______________, 2011
Monthly Additional Rent Paid Through:        _______________, 2011

Gentlemen:

We are the Landlord under the lease described above, and this certificate is given pursuant to Section 4.3(e) of that certain Purchase and Sale Agreement (the "Agreement") dated as of May 5, 2011, between Landlord, as Seller, and you (as assignee of Pacifica Real Estate Group, LLC), as Purchaser, with respect to the sale and purchase of the Project. Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. We give you this certificate to permit you to rely on it as conclusive evidence of the matters stated below, in completing the purchase by you of the Project. We certify to you and your successors and assigns and your lenders as follows:

In connection with such conveyance, Landlord hereby certifies the following:

1.    The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

Purchase and Sale Agreement
Exhibit "M"
Tenant Etoppel Certificate

2.    To Landlord's knowledge, the Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

3.    The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

4.    Tenant has deposited the Security Deposit stated above with Landlord, and except as may be set forth on Exhibit "B" hereto none of the Security Deposit has been applied by Landlord to the payment of rent or any other amounts due under the Lease.

5.    To Landlord's knowledge, any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease.

6.    To Landlord's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Landlord's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

7.    Tenant has not currently asserted to Landlord and, to Landlord's knowledge, Tenant has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

8.    Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached.

9.    To Landlord's knowledge, Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

All references herein to the "knowledge of Seller" or "to Seller's knowledge" shall have the same meaning and shall be subject to the same qualifications as set forth in Section 4.2 of the Agreement.

This certificate shall terminate and be of no further force and effect, and Seller shall have no further liability hereunder, upon the earlier to occur of (a) receipt by you or your successors and assigns of a duly executed Tenant Estoppel Certificate from the Tenant under the Lease with respect to the matters herein contained, all as set forth in Section 4.3(e) of the Agreement or (b) the expiration of the period described in Section 11.4 of the Agreement.

Purchase and Sale Agreement
Exhibit "M"
Tenant Etoppel Certificate

Dated this _____ day of ___________, 2011.

Very truly yours,

THE FUND IX, FUND X, FUND XI and REIT                             JOINT VENTURE

By:
Its:

Purchase and Sale Agreement
Exhibit "M"
Tenant Etoppel Certificate

SCHEDULE 1
Form of Assignment and Assumption of LeaseS

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made and entered into as of the _____ day of __________, 2011, by and between THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture ("Assignor"), and _________________________, a _______________ ("Assignee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Bloomfield, Boulder County, Colorado, and more particularly described on Exhibit "A" attached hereto (the "Property"); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest in and to certain leases affecting the Property, together with the security deposits and future leasing commission obligations associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor's right, title, interest and obligations in respect of said leases, security deposits and leasing commission obligations;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee's purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated _______________, 2011, between Assignor, as "Seller", and Assignee, as "Purchaser" (the "Contract"), applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under (a) those certain leases and security deposits set forth on Exhibit "B" attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the "Leases"), and (b) that certain leasing commission agreement more particularly described on Exhibit "C" attached hereto and made a part hereof (the "Commission Agreement"), subject to the matters more particularly described on Exhibit "D" attached hereto and made a part hereof.

2.    Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Leases arising from and after the date hereof. Assignee, by acceptance hereof, also hereby assumes and agrees to perform Assignor's obligations to pay leasing commissions due and payable in respect of any renewal or expansion of the existing Leases, or any new lease with any tenant under a Lease, after the date hereof pursuant to the Commission Agreement, provided that any renewal or expansion of the existing Leases, or any new lease with a tenant under any Lease that was entered into after the Effective Date

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as and to the extent required in the Contract.

3.    This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:

,
a

By:
Name:
Its:

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

“ASSIGNOR”

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

Exhibit A
Legal Description

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

Exhibit B
Leases and Security Deposit

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

Exhibit C
Lease Commission Agreements

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

EXHIBIT D
Permitted Exceptions

Purchase and Sale Agreement
Schedule 1
Form of Assignment and Assumption of Leases

Schedule 2
Form of Bill of Sale to Personal Property

BILL OF SALE

THIS BILL OF SALE ("Bill of Sale") is made and entered into as of the _____ day of ______________, 2011, by THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture, a Georgia joint venture ("Seller"), for the benefit of __________________________________, a __________________________ ("Purchaser").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real property commonly known as "360 Interlocken Parkway" located in Bloomfield, Boulder County, Colorado, and more particularly described on Exhibit "A" attached hereto (hereinafter, together with all buildings, structures and improvements now situated on such land, including without limitation, all parking areas and facilities, improvements and fixtures located on such land, referred to as the "Property"); and

WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller's right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

1.    All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of _______________, 2011, between Seller and Purchaser (the "Sales Contract").

2.    Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which either is licensed to Seller or Seller deems proprietary [a listing of such excluded software being set forth on Exhibit "B-1" attached hereto and made a part hereof]), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Property, including, without limitation, all of Seller's right, title and interest in and to those items of tangible personal property set forth on Exhibit "B" attached hereto and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

documents, or other similar information in the possession or control of Seller which Seller reasonably deems proprietary) relating to the Property (the "Personal Property"); provided, however, the property described on Exhibit "B-1" attached hereto and made a part hereof is expressly excluded from the definition of Personal Property. The Personal Property does not include any property owned by tenants, contractors or licensees.

3.    This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

[Remainder of Page Intentionally Left Blank]

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

“SELLER”

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

Exhibit "A"
Legal Description

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

Exhibit "B"
List of Personal Property

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

Exhibit "B-1"
List of Property Excluded from Personal Property

Purchase and Sale Agreement
Schedule 2
Form of Bill of Sale to Personal Property

Schedule 3
Form of Assignment and Assumption of SERVICE CONTRACTS
ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("Assignment") is made and entered into as of the _____ day of __________, 2011, by and between THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture ("Assignor") and ____________________, a _______________ ("Assignee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Broomfield, Colorado, and more particularly described on Exhibit "A" attached hereto (the "Property"); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor's obligations under said service contracts;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated _______________, 2011, between Assignor, as "Seller", and Assignee, as "purchaser" (the "Contract") applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under those certain contracts set forth on Exhibit "B" attached hereto and by this reference made a part hereof (the "Service Contracts"), subject to the matters set forth on Exhibit "C" attached hereto and by this reference made a part hereof.

2.    Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Service Contracts arising from and after the date hereof.

3.    This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:

,
a

By:
Name:
Title:

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

“ASSIGNOR”

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

Exhibit A
Legal Description

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

Exhibit B
Assigned Contracts

Purchase and Sale Agreement
Schedule 3
Form of Assignment and Assumption of Service Contracts

Schedule 4
Form of General Assignment of
Seller's Interest in Intangible Property

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT ("Assignment") is made and entered into as of the _____ day of __________, 2011, by THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture ("Assignor") to _________________________, a _______________ ("Assignee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Bloomfield, Boulder County, Colorado, and more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Property"); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of _______________, 2011, between Assignor, as seller, and Assignee as purchaser (the "Contract") applicable to the property assigned herein, all of Assignor's right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor deems proprietary), including, without limitation, Assignor's rights and interests in and to the following (i) all assignable plans and specifications and other architectural and engineering drawings for the Improvements (as defined in the Contract); (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property (as defined in the Contract); and (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.

2.    This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

Purchase and Sale Agreement
Schedule 4
Form of General Assignment of Seller's Interest in Intangible Property

IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

“ASSIGNOR”

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Schedule 4
Form of General Assignment of Seller's Interest in Intangible Property

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Schedule 4
Form of General Assignment of Seller's Interest in Intangible Property

Exhibit "A"
Legal Description

Purchase and Sale Agreement
Schedule 4
Form of General Assignment of Seller's Interest in Intangible Property

Schedule 5
Form of Seller's Affidavit
(for Purchaser's Title Insurance Purposes)
SELLER'S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF _________

Personally appeared before me, the undersigned deponent Douglas P. Williams, who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:

1.    That the undersigned is the Executive Vice President of Wells Real Estate Investment Trust, Inc., the general partner of THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE (hereinafter referred to as "Owner") and as such officer of such general partner of the Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.

2.    That Owner is the owner of certain real property Bloomfield, Boulder County, Colorado, being described on Exhibit A, attached hereto and made a part hereof (hereinafter referred to as the "Property"), subject to those matters set forth on Exhibit B, attached hereto and made a part hereof.

3.    That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on Exhibit B hereto.

4.    That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on Exhibit B-1 hereto.

5.    That except as may be set forth on Exhibit B hereto, there are no unpaid or unsatisfied security deeds, mortgages, deeds of trust, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.

6.    That, except as may be set forth on Exhibit C attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner within the ninety-five (95)1 days immediately preceding the date hereof for which the cost has not been paid; and, except as may be set forth on Exhibit C hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.

1 NOTE: Conform number of days to number of days required to satisfy the mechanics' and materialmen's lien laws of the State of Colorado.
Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

7.    That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. Owner is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations. The federal employer identification number of the Owner is __-_______ and Owner's address is 6200 The Corners Parkway, Norcross, Georgia 30092. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor's disposition of a U.S. real property interest

8.    That to Owner's knowledge there are no boundary disputes affecting the Property.

9.    That this Affidavit is made to induce Chicago Title Insurance Company to insure title to the Property, without exception other than as set forth on Exhibit B hereto, relying on information in this document.

Sworn to and subscribed before me,
this _____ day of ____________, 2011.
(SEAL)
Douglas P. Williams
_____________________________            Executive Vice President
Notary Public

My Commission Expires:
_____________________________

(NOTARIAL SEAL)

Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

EXHIBIT A
Legal Description

Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

EXHIBIT B
Existing EncumbrancesS

Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

EXHIBIT B-1
List of any Pending Actions regarding Tenant Matters

Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

EXHIBIT C
List of any Contractors, Materialmen or Suppliers Not Yet Paid in Full

Purchase and Sale Agreement
Schedule 5
Form of Seller's Affidavit

Schedule 6

Form of Seller's Certificate
(as to Seller's Representations and Warranties)
SELLER'S CERTIFICATE AS TO REPRESENTATIONS
THIS SELLER'S CERTIFICATE AS TO REPRESENTATIONS (this "Certificate") is given and made by THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture ("Seller"), this ___ day of ______________, 2011, for the benefit of _________________________, a _______________ ("Purchaser").

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of _______________, 2011, between Seller and Purchaser (the "Contract"), for the purchase and sale of the property described on Exhibit "A" attached hereto and made a part hereof (the "Property"), Seller certifies that except as may be set forth to the contrary in Exhibit "B" attached hereto and made a part hereof, all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.1 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Seller shall be of no further force or effect except that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within one hundred twenty (120) days after the giving of such notice.

Remainder of Page Intentionally Left Blank

Purchase and Sale Agreement
Schedule 6
Form of Seller's Certificate

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representatives as of the day and year first above written.

“ASSIGNOR”

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a
Georgia joint venture

By:    WELLS REAL ESTATE FUND IX, L.P.,
a Georgia limited partnership

By:    Wells Partners, L.P., a Georgia limited Partnership, as
general partner

By:     Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    ________________________________________
Leo F. Wells, III, general partner, by and through
_______________ as attorney in fact

By:    WELLS REAL ESTATE FUND X, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

Purchase and Sale Agreement
Schedule 6
Form of Seller's Certificate

By:    WELLS REAL ESTATE FUND XI, L.P., a Georgia limited
partnership

By:    Wells Partners, L.P., a Georgia limited partnership, as
general partner

By:    Wells Capital, Inc., a Georgia corporation, as
general partner

By:
Name:
Title:

By:    _______________________________________
Leo F. Wells, III, general partner, by and through
______________ as attorney in fact

By:    PIEDMONT OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Piedmont Office Realty Trust, Inc.,
a Maryland corporation, its general partner

By:________________________________
Name:_____________________________
Title:______________________________

Purchase and Sale Agreement
Schedule 6
Form of Seller's Certificate

EXHIBIT "A"
LEGAL DESCRIPTION

Purchase and Sale Agreement
Schedule 6
Form of Seller's Certificate

EXHIBIT "B"
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Purchase and Sale Agreement
Schedule 6
Form of Seller's Certificate

Schedule 7
FORM OF SELLER'S FIRPTA AFFIDAVIT
CERTIFICATION OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE, a Georgia joint venture (the "Seller"), the Seller hereby certifies as follows:

1.    The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3.    The Seller's U.S. employer identification number is __________; and

4.    The Seller's office address is 6200 The Corners Parkway, Atlanta, Georgia 30092.

The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

This Certificate is made with the knowledge that ____________________________, a________________________, will rely upon this Certificate in purchasing that certain real property from Seller more particularly described on Exhibit A attached hereto.

Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Date: ________________, 2011                                (Seal)
By:

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

Purchase and Sale Agreement
Schedule 7
Form of Seller's FIRPTA Affidavit

SCHEDULE 8

Form of Purchaser's Certificate
(as to Purchaser's Representations and Warranties)
PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS
THIS PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS (this "Certificate") is given and made by _________________________ ("Purchaser"), this ___ day of ______________, 2011, for the benefit of THE FUND IX, FUND X, FUND XI AND REIT JOINT VENTURE, a Georgia joint venture ("Seller").

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of _______________, 2011, between Seller and Purchaser (the "Contract"), for the purchase and sale of certain real property more particularly described on Exhibit "A" attached hereto, Purchaser certifies that except as may be set forth to the contrary in Exhibit "B" attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in Section 4.4 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.4 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Purchaser shall be of no further force or effect except that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Purchaser with respect thereto within one hundred twenty (120) days after the giving of such notice.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

"PURCHASER"

,
a

By:
Name:
Title:

                            (CORPORATE SEAL)

Purchase and Sale Agreement
Schedule 8
Form of Purchaser's Certificate

EXHIBIT "A"
LEGAL DESCRIPTION

Purchase and Sale Agreement
Schedule 8
Form of Purchaser's Certificate

EXHIBIT "B"
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Purchase and Sale Agreement
Schedule 8
Form of Purchaser's Certificate